                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   February 8, 2006
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                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                      000-26534             13-3671221
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(State or Other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)

     4 Science Park, New Haven, CT                            06511
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:   (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 8, 2006, the Compensation Committee of the Board of Directors
approved performance criteria with respect to potential 2006 cash bonuses for
Company executives. Typically, the cash bonus to be paid based upon the achievement of the performance criteria will be between 25% and 50% of the executive's base salary. The performance criteria are generally the achievement of certain targets relating to the Company's clinical trials, registrational requirements of the Company's drug products, business development objectives, increases in stockholder value and financial objectives.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VION PHARMACEUTICALS, INC.

Date: February 14, 2006         By: /s/ Alan Kessman
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                                    Name: Alan Kessman
                                    Title: Chief Executive Officer

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